EXHIBIT 1.01

CONFLICT MINERALS REPORT

This report has not been subject to an independent private sector audit.

(1)	Company Overview

Marine Products Corporation (“Marine Products” or “the Company”) manufactures fiberglass motorized boats distributed and marketed through its independent dealer network. Marine Products’ product offerings include Chaparral sterndrive, outboard and Robalo outboard sport fishing boats.

(2)	Conflict minerals and Covered Countries

“Conflict Minerals” or “3TG” are gold, columbite-tantalite (coltan), cassiterite, wolframite or their derivatives, which are limited to tantalum, tin, and tungsten.  “Covered Countries” are the Democratic Republic of the Congo (DRC) and certain adjoining countries.

(3)	Reasonable Country of Origin Inquiry (“RCOI”) and nationally or internationally recognized due diligence framework

Marine Products does not purchase raw ore or unrefined Conflict Minerals directly from mines, smelters or refiners and makes no direct purchases of any minerals in the Covered Countries. The Company’s supply chain with respect to the products that use Conflict Minerals is complex, with intermediaries and third parties in the supply chain between the manufacture of products and the original sources of Conflict Minerals. The Company must therefore rely on its suppliers to provide information on the origin of the 3TG contained in components and materials supplied, including sources of 3TG that are supplied to them from their suppliers (i.e., second-tier suppliers). The Company surveyed 100 percent of its direct suppliers of raw materials and components.  This risk-based approach is consistent in all material aspects with the framework in The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and the related Supplements for gold and for tin, tantalum and tungsten.

(4)	Due Diligence

Marine Products conducted a survey of the direct suppliers of all the products used in the manufacture of its boats. We used the Conflict Minerals Reporting Template (“CMRT”) published by the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative (“EICC/GeSI”) Conflict Free Sourcing Initiative (“CFSI”).  CMRT maintains a list of smelters that have received a conflict-free designation from the CFSI.  All smelter information provided by the vendors is compared against the list maintained by CMRT.

(5)	Results of Due Diligence

The Company received responses from 43 percent of the suppliers surveyed; 23 percent confirmed that 3TG is used in their products and the results are as follows:

●	60 percent confirmed that 3TG used in their products is from the Covered Countries; however, all of them identified smelters that were on the CFSI list.
●	20 percent confirmed that their products contain 3TG materials but did not know if they were sourced from Covered Countries
●	7 percent confirmed that 3TG used in their products are from recycled or scrap sources.
●	13 percent confirmed that 3TG used in their products is not sourced from the Covered Countries.

Some of the challenges that we encountered when we obtained the responses were as follows:

●	We are dependent on information received from our direct suppliers to conduct our good faith RCOI process.
●	We have a varied supplier base with differing levels of resources and sophistication, and many of the suppliers are not subject to Rule 13p-1 of the Exchange Act.
●	Certain suppliers were unable or unwilling to specify the smelters or refiners used for components and materials supplied to us.
●	The information our suppliers provided was occasionally incomplete and, in some cases, hard to decipher.
●	Our ability to influence cooperation from some of the suppliers was limited since we have a limited number of supplier choices in the industry in which we operate.

(6)	Steps to be taken to mitigate risk
●	Contracts with suppliers are frequently in force for a year or longer, and as we enter into new contracts, or our contracts renew, we advise our suppliers to not sell us any products that contain 3TG which finance conflict, and we undertake diligence and investigation necessary to ensure compliance.
●	The Company will continue to use the EICC/GeSI Conflict Minerals Reporting Template as part of the supplier inquiry process for 2025.

(7)	Product Description

The products that the Company contracts to have manufactured which contain Conflict Minerals are described below:

Product Description	Processing Facility	Country of Origin	Efforts to Determine Origin

Actuators used to control steering and throttle mechanisms

Air conditioners used in enclosed pleasure boat cabins

Appliances used in pleasure boat galleys

Automated speed control systems used to maintain constant speed in pleasure boats

Bi-color navigation lights affixed to the bow of a pleasure boat to indicate its presence in, and direction on, a waterway

Brackets which secure fuel tanks in the hulls of pleasure boats

Circuit boards used in various electronics on pleasure boats

Electrical terminals

Equipment used to protect boat electronics from exposure to water, salt and other damaging elements

Gauges which provide engine performance and fuel status information to boat operator

Horns used on pleasure boats to sound warnings and for signaling

Navigation, radar, and other GPS-enabled devices used in recreational boating

Nut used to secure rivets on pleasure boat upholstery and covers

The Company has not yet determined the identity of all of the processing facilities that are contracted to manufacture the relevant products.

Based on the Company’s due diligence efforts to date, the Company does not have sufficient information to determine a complete list of facilities that are used to process the Conflict Minerals used in its products. A partial list of the facilities which the Company has determined are used to process the Conflict Minerals used in these is shown below. Some of these facilities have a “conflict free” designation from the CFSI while the others are not on the CFSI list:

●
5D Production OU
●
8853 S.p.A.
●
A.L.M.T. Corp.
●
A.L.M.T. TUNGSTEN Corp.
●
ABC Refinery Pty Ltd.
●
Abington Reldan Metals, LLC
●
ACL Metais Eireli
●
Advanced Chemical Company
●
African Gold Refinery
●
Agosi AG
●
Aida Chemical Industries Co., Ltd.
●
Al Etihad Gold Refinery DMCC
●
Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.
●
Albino Mountinho Lda.
●
Alexy Metals
●
Allgemeine Gold-und Silberscheideanstalt A.G.
●
Almalyk Mining and Metallurgical Complex (AMMC)
●
Alpha
●
Alpha Assembly Solutions Inc.
●
AMG Brasil
●
An Vinh Joint Stock Mineral Processing Company
●
AngloGold Ashanti Corrego do Sitio Mineracao
●
Argor-Heraeus S.A.
●
Artek LLC
●
Asahi Metalfine, Inc.
●
Asahi Pretec Corp.
●
Asahi Refining Canada Ltd.
●
Asahi Refining USA Inc.
●
Asaka Riken Co., Ltd.
●
Asia Tungsten Products Vietnam Ltd.
●
Atasay Kuyumculuk Sanayi Ve Ticaret A.S.
●
Attero Recycling Pvt Ltd
●
AU Traders and Refiners
●
Augmont Enterprises Private Limited

Based on the Company’s due diligence efforts to date, the Company does not have sufficient information to determine completely the countries of origin for the relevant products. However, a partial list of countries of origin for the relevant products is shown below:

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Andorra
●
Australia
●
Austria
●
Belgium
●
Bolivia
●
Brazil
●
Canada
●
Chile
●
China
●
Colombia
●
Czechia
●
Democratic Republic of the Congo
●
Estonia
●
France
●
Germany
●
Ghana
●
India
●
Indonesia
●
Italy
●
Japan
●
Kazakhstan
●
Kyrgyzstan
●
Lao People’s Democratic Republic
●
Lithuania
●
Malaysia
●
Mauritania
●
Mexico
●
Myanmar
●
Netherlands
●
New Zealand
●
Norway
●
Peru
●
Philippines
●
Poland
●
Portugal
●
Republic of Korea
●
Republic of North Macedonia
The efforts to determine the origin of conflict minerals are discussed in Section 4 above.

Radio antennas

Solder used to join metal parts

Sonar devices used to locate fish to facilitate recreational fishing

Trailers used to transport boats using motorized vehicles

Underwater depth and temperature sensors to aid in navigation

Various components used in marine engines

●
Aurubis AG
●
Aurubis Beerse
●
Aurubis Berango
●
Bangalore Refinery
●
Bangko Sentral ng Pilipinas (Central Bank of the Philippines)
●
Boliden Ronnskar
●
C. Hafner GmbH + Co. KG
●
Caridad
●
CCR Refinery - Glencore Canada Corporation
●
Cendres + Metaux S.A.
●
CGR Metalloys Pvt Ltd.
●
Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.
●
Chifeng Dajingzi Tin Industry Co., Ltd.
●
Chimet S.p.A.
●
China Molybdenum Tungsten Co., Ltd.
●
China Tin Group Co., Ltd.
●
Chongyi Zhangyuan Tungsten Co., Ltd.
●
Chugai Mining
●
CNMC (Guangxi) PGMA Co., Ltd.
●
Coimpa Industrial LTDA
●
CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda
●
CRM Synergies
●
Cronimet Brasil Ltda
●
CV Ayi Jaya
●
D Block Metals, LLC
●
Daye Non-Ferrous Metals Mining Ltd.
●
Degussa Sonne / Mond Goldhandel GmbH
●
Dijllah Gold Refinery FZC
●
Dongguan Best Alloys Co., Ltd.
●
Dongguan CiEXPO Environmental Engineering Co., Ltd.
●
DONGKUK INDUSTRIES CO., LTD.
●
Dongwu Gold Group
●
Dowa
●
DS Myanmar
●
DSC (Do Sung Corporation)
●
Eco-System Recycling Co., Ltd. East Plant
●
Eco-System Recycling Co., Ltd. North Plant
●
Eco-System Recycling Co., Ltd. West Plant
●
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company
●
Elite Industech Co., Ltd.
●
EM Vinto
●
Emerald Jewel Industry India Limited (Unit 1)
●
Emerald Jewel Industry India Limited (Unit 2)
●
Emerald Jewel Industry India Limited (Unit 3)
●
Emerald Jewel Industry India Limited (Unit 4)
●
Emirates Gold DMCC
●
Estanho de Rondonia S.A.
●
F&X Electro-Materials Ltd.
●
Fabrica Auricchio Industria e Comercio Ltda.
●
Fenix Metals
●
Fidelity Printers and Refiners Ltd.

●
Russian Federation
●
Rwanda
●
Saudi Arabia
●
Singapore
●
South Africa
●
Spain
●
Sudan
●
Sweden
●
Switzerland
●
Taiwan
●
Tanzania
●
Thailand
●
Turkey
●
Uganda
●
United Arab Emirates
●
United Kingdom of Great Britain and Northern Ireland
●
United States
●
Uzbekistan
●
Vietnam
●
Zambia
●
Zimbabwe

●
FIR Metals & Resource Ltd.
●
Fujairah Gold FZC
●
Fujian Xinlu Tungsten Co., Ltd.
●
Ganzhou Jiangwu Ferrotungsten Co., Ltd.
●
Ganzhou Seadragon W & Mo Co., Ltd.
●
Gejiu City Fuxiang Industry and Trade Co., Ltd.
●
Gejiu Kai Meng Industry and Trade LLC
●
Gejiu Non-Ferrous Metal Processing Co., Ltd.
●
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.
●
Gejiu Zili Mining And Metallurgy Co., Ltd.
●
GG Refinery Ltd.
●
GGC Gujrat Gold Centre Pvt. Ltd.
●
Global Advanced Metals Aizu
●
Global Advanced Metals Boyertown
●
Global Advanced Metals Greenbushes Pty Ltd.
●
Global Tungsten & Powders LLC
●
Gold by Gold Colombia
●
Gold Coast Refinery
●
Gold Refinery of Zijin Mining Group Co., Ltd.
●
Great Wall Precious Metals Co., Ltd. of CBPM
●
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.
●
Guangdong Jinding Gold Limited
●
Guangdong Rising Rare Metals-EO Materials Ltd.
●
Guangdong Xianglu Tungsten Co., Ltd.
●
Guoda Safina High-Tech Environmental Refinery Co., Ltd.
●
H.C. Starck Tungsten GmbH
●
Hangzhou Fuchunjiang Smelting Co., Ltd.
●
HANNAE FOR T Co., Ltd.
●
Heimerle + Meule GmbH
●
Hengyang King Xing Lifeng New Materials Co., Ltd.
●
Heraeus Germany GmbH Co. KG
●
Heraeus Metals Hong Kong Ltd.
●
Heraeus Precious Metals GmbH & Co. KG
●
Hubei Green Tungsten Co., Ltd.
●
HuiChang Hill Tin Industry Co., Ltd.
●
Hunan Chenzhou Mining Co., Ltd.
●
Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.
●
Hunan Jintai New Material Co., Ltd.
●
Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch
●
HwaSeong CJ CO., LTD.
●
Hydrometallurg, JSC
●
Impala Platinum - Platinum Metals Refinery (PMR)
●
Impala Rustenburg
●
Industrial Refining Company
●
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.
●
International Precious Metal Refiners
●
Ishifuku Metal Industry Co., Ltd.
●
Istanbul Gold Refinery

●
Italpreziosi
●
JALAN & Company
●
Japan Mint
●
Japan New Metals Co., Ltd.
●
Jiangwu H.C. Starck Tungsten Products Co., Ltd.
●
Jiangxi Copper Co., Ltd.
●
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.
●
Jiangxi Gan Bei Tungsten Co., Ltd.
●
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.
●
Jiangxi New Nanshan Technology Ltd.
●
Jiangxi Sanshi Nonferrous Metals Co., Ltd.
●
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.
●
Jiangxi Tuohong New Raw Material
●
Jiangxi Xinsheng Tungsten Industry Co., Ltd.
●
Jiangxi Yaosheng Tungsten Co., Ltd.
●
Jing Yuan Tungsten Technology Co., Ltd.
●
JiuJiang JinXin Nonferrous Metals Co., Ltd.
●
Jiujiang Tanbre Co., Ltd.
●
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.
●
JSC "Kirovgrad Hard Alloys Plant"
●
JSC Ekaterinburg Non-Ferrous Metal Processing Plant
●
JSC Novosibirsk Refinery
●
JSC Uralelectromed
●
JX Nippon Mining & Metals Co., Ltd.
●
K.A. Rasmussen
●
Kaloti Precious Metals
●
Kazakhmys Smelting LLC
●
Kazzinc
●
KEMET de Mexico
●
Kenee Mining Corporation Vietnam
●
Kennametal Fallon
●
Kennametal Huntsville
●
Kennecott Utah Copper LLC
●
KGHM Polska Miedz Spolka Akcyjna
●
Kojima Chemicals Co., Ltd.
●
Korea Zinc Co., Ltd.
●
Kundan Care Products Ltd.
●
Kyrgyzaltyn JSC
●
Kyshtym Copper-Electrolytic Plant ZAO
●
LAOS SOUTHERN MINING SMELTING SOLE CO.,LTD
●
L'azurde Company For Jewelry
●
Lian Jing
●
Lianyou Metals Co., Ltd.
●
Lianyou Resources Co., Ltd.
●
Lingbao Gold Co., Ltd.
●
Lingbao Jinyuan Tonghui Refinery Co., Ltd.
●
LLC Vostok
●
Longnan Chuangyue Environmental Protection Technology Development Co., Ltd
●
L'Orfebre S.A.
●
LS MnM Inc.
●
LT Metal Ltd.
●
Luna Smelter, Ltd.
●
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.

●
Ma'anshan Weitai Tin Co., Ltd.
●
Magnu's Minerais Metais e Ligas Ltda.
●
MALAMET SMELTING SDN. BHD.
●
Malaysia Smelting Corporation (MSC)
●
Malaysia Smelting Corporation Berhad (Port Klang)
●
Malipo Haiyu Tungsten Co., Ltd.
●
Marsam Metals
●
Masan High-Tech Materials
●
Materion
●
Materion Newton Inc.
●
Matsuda Sangyo Co., Ltd.
●
MD Overseas
●
Melt Metais e Ligas S.A.
●
Metal Concentrators SA (Pty) Ltd.
●
Metallic Resources, Inc.
●
Metallix Refining Inc.
●
Metallurgical Products India Pvt., Ltd.
●
Metalor Technologies (Hong Kong) Ltd.
●
Metalor Technologies (Singapore) Pte., Ltd.
●
Metalor Technologies (Suzhou) Ltd.
●
Metalor Technologies S.A.
●
Metalor USA Refining Corporation
●
Metalurgica Met-Mex Penoles S.A. De C.V.
●
Materion
●
Minera Titán del Perú SRL (MTP) - Belen Plant
●
Mineracao Taboca S.A.
●
Mining Minerals Resources SARL
●
Minsur
●
Mitsubishi Materials Corporation
●
Mitsui Mining and Smelting Co., Ltd.
●
MKS PAMP SA
●
MMTC-PAMP India Pvt., Ltd.
●
Modeltech Sdn Bhd
●
Moliren Ltd.
●
Morris and Watson
●
Moscow Special Alloys Processing Plant
●
Nadir Metal Rafineri San. Ve Tic. A.S.
●
Nam Viet Cromit Joint Stock Company
●
Navoi Mining and Metallurgical Combinat
●
Nghe Tinh Non-Ferrous Metals Joint Stock Company
●
NH Recytech Company
●
Niagara Refining LLC
●
Nihon Material Co., Ltd.
●
Ningxia Orient Tantalum Industry Co., Ltd.
●
NOBLE METAL SERVICES
●
Novosibirsk Tin Combine
●
NPM Silmet AS
●
NPP Tyazhmetprom LLC
●
O.M. Manufacturing (Thailand) Co., Ltd.
●
O.M. Manufacturing Philippines, Inc.
●
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH
●
Ohura Precious Metal Industry Co., Ltd.
●
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)
●
OOO “Technolom” 1
●
OOO “Technolom” 2
●
Operaciones Metalurgicas S.A.
●
Outokumpu

●
Pease & Curren
●
Penglai Penggang Gold Industry Co., Ltd.
●
Philippine Bonway Manufacturing Industrial Corporation
●
Philippine Carreytech Metal Corp.
●
Philippine Chuangxin Industrial Co., Inc.
●
Plansee SE Liezen
●
Plansee SE Reutte
●
Planta Recuperadora de Metales SpA
●
Pongpipat Company Limited
●
PowerX Ltd.
●
Precious Minerals and Smelting Limited
●
Prioksky Plant of Non-Ferrous Metals
●
PT Aneka Tambang (Persero) Tbk
●
PT Aries Kencana Sejahtera
●
PT Arsed Indonesia
●
PT Artha Cipta Langgeng
●
PT ATD Makmur Mandiri Jaya
●
PT Babel Inti Perkasa
●
PT Babel Surya Alam Lestari
●
PT Bangka Prima Tin
●
PT Bangka Serumpun
●
PT Bangka Tin Industry
●
PT Belitung Industri Sejahtera
●
PT Bukit Timah
●
PT Cipta Persada Mulia
●
PT Menara Cipta Mulia
●
PT Mitra Graha Raya
●
PT Mitra Stania Prima
●
PT Mitra Sukses Globalindo
●
PT Panca Mega Persada
●
PT Premium Tin Indonesia
●
PT Prima Timah Utama
●
PT Putera Sarana Shakti (PT PSS)
●
PT Rajawali Rimba Perkasa
●
PT Rajehan Ariq
●
PT Sukses Inti Makmur
●
PT Timah Nusantara
●
PT Timah Tbk Kundur
●
PT Timah Tbk Mentok
●
PT Tirus Putra Mandiri
●
PT Tommy Utama
●
PX Precinox S.A.
●
QG Refining, LLC
●
QuantumClean
●
Rand Refinery (Pty) Ltd.
●
Refinery of Seemine Gold Co., Ltd.
●
REMONDIS PMR B.V.
●
Resind Industria e Comercio Ltda.
●
RFH Yancheng Jinye New Material Technology Co., Ltd.
●
RIKAYAA GREENTECH PRIVATE LIMITED
●
Royal Canadian Mint
●
Rui Da Hung
●
S.P.T. spol.s r.o.
●
SAAMP
●
Sabin Metal Corp.
●
Safimet S.p.A
●
SAFINA A.S.
●
Sai Refinery
●
Sam Precious Metals

●
Samduck Precious Metals
●
Samwon Metals Corp.
●
SEMPSA Joyeria Plateria S.A.
●
Shandong Gold Smelting Co., Ltd.
●
Shandong Humon Smelting Co., Ltd.
●
Shandong Tiancheng Biological Gold Industrial Co., Ltd.
●
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.
●
Shenzhen CuiLu Gold Co., Ltd.
●
SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.
●
Shenzhen Zhonghenglong Real Industry Co., Ltd.
●
Shinwon Tungsten (Fujian Shanghang) Co., Ltd.
●
Shirpur Gold Refinery Ltd.
●
Sichuan Tianze Precious Metals Co., Ltd.
●
Singway Technology Co., Ltd.
●
Smelter Not Listed
●
SOE Shyolkovsky Factory of Secondary Precious Metals
●
Soft Metais Ltda.
●
Solar Applied Materials Technology Corp.
●
Solikamsk Magnesium Works OAO
●
Sovereign Metals
●
State Research Institute Center for Physical Sciences and Technology
●
Sudan Gold Refinery
●
Sumitomo Metal Mining Co., Ltd.
●
SungEel HiMetal Co., Ltd.
●
Super Dragon Technology Co., Ltd.
●
Super Ligas
●
T.C.A S.p.A
●
Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.
●
Taki Chemical Co., Ltd.
●
Tanaka Kikinzoku Kogyo K.K.
●
TANIOBIS Co., Ltd.
●
TANIOBIS GmbH
●
TANIOBIS Japan Co., Ltd.
●
TANIOBIS Smelting GmbH & Co. KG
●
Telex Metals
●
Thaisarco
●
Tin Smelting Branch of Yunnan Tin Co., Ltd.
●
Tin Technology & Refining
●
TITAN COMPANY LIMITED, JEWELLERY DIVISION
●
Tokuriki Honten Co., Ltd.
●
Tongling Nonferrous Metals Group Co., Ltd.
●
TOO Tau-Ken-Altyn
●
Torecom
●
Tungsten Vietnam Joint Stock Company
●
Tuyen Quang Non-Ferrous Metals Joint Stock Company
●
Ulba Metallurgical Plant JSC
●
Umicore Precious Metals Thailand
●
Umicore S.A. Business Unit Precious Metals Refining
●
Unecha Refractory metals plant

●
Unit Metalurgi Mentok
●
United Precious Metal Refining, Inc.
●
Valcambi S.A.
●
VQB Mineral and Trading Group JSC
●
WEEEREFINING
●
Western Australian Mint (T/a The Perth Mint)
●
White Solder Metalurgia e Mineracao Ltda.
●
WIELAND Edelmetalle GmbH
●
Wolfram Bergbau und Hutten AG
●
Woodcross Smelting Company Limited
●
Xiamen Tungsten (H.C.) Co., Ltd.
●
Xiamen Tungsten Co., Ltd.
●
XIMEI RESOURCES (GUANGDONG) LIMITED
●
XinXing HaoRong Electronic Material Co., Ltd.
●
Xstrata
●
XURI
●
Yamakin Co., Ltd.
●
Yanling Jincheng Tantalum & Niobium Co., Ltd.
●
Yokohama Metal Co., Ltd.
●
YUDU ANSHENG TUNGSTEN CO., LTD.
●
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.
●
Yunnan Copper Industry Co., Ltd.
●
Yunnan Tin Company Limited
●
Yunnan Yunfan Non-ferrous Metals Co., Ltd.
●
Zhongyuan Gold Smelter of Zhongjin Gold Corporation
●
Zhuzhou Cemented Carbide Group Co., Ltd.
●
Zhuzhou Smelting Group Co., Ltd
●
Zijin Mining Group Gold Smelting Co. Ltd.